Rule 497(e)
File Nos. 002-73879 and 811-03249

MAXIM SERIES ACCOUNT

An individual flexible premium deferred variable annuity contract
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated July 17, 2017
to the Prospectus dated November 26, 1997

This Supplement amends certain information contained in the Prospectus dated November 26, 1997.

Great-West Stock Index Fund Merger:
The merger of the Great-West Stock Index Fund (the “Acquired Fund”) into the Great-West S&P 500 Index Fund (the “Acquiring Fund”) was completed on or about July 14, 2017 (the “Merger Date”). Effective as of the start of business on the Merger Date, any assets remaining in the Sub-Account for the Acquired Fund became invested in the Sub-Account for the Acquiring Fund. Contract Owners whose assets became invested in the Sub-Account for the Acquiring Fund as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual free transfer limit, within 60 days after the Merger Date.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated November 26, 1997.

Please read this Supplement carefully and retain it for future reference.